SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GREEN PLAINS RENEWABLE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 04, 2011

GREEN PLAINS RENEWABLE ENERGY, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of : March 15, 2011

Date: May 04, 2011        Time: 10:00 AM CDT

Location:   Doubletree Hotel & Executive

Meeting Center

1616 Dodge Street

Omaha, NE 68102

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Annual Report         2. Notice & Proxy Statement

  How to View Online:

  Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO   charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your   investment advisor.   Please make the request as instructed above on or before April 20, 2011 to facilitate   timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX available and follow the instructions.	Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items
The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
Nominees
01 Jim Anderson 02 Wayne Hoovestol 03 Michael McNicholas
The Board of Directors recommends you vote FOR the following proposal(s):
2 To approve an amendment to the Company’s 2009 Equity Incentive Plan increasing the aggregate number of shares that may be issued as stock-based awards.
3 To approve an amendment to the Company’s Articles of Incorporation increasing the number of shares authorized for issuance.
4 To cast an advisory vote on the Company’s executive compensation.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
5 To cast an advisory vote on the frequency of holding an advisory vote on executive compensation.
NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
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